EXHIBIT 24.1

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 3, 2002

/S/ DOUGLAS T. MAINES
Douglas T. Maines

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ VIRGINIA L. ANDERSON
Virginia L. Anderson

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ FREDERICK W. BUCKMAN
Frederick W. Buckman

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ JOHN E. CHAPOTON
John E. Chapoton

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ BARRY J. GALT
Barry J. Galt

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ RICHARD GEARY
Richard Geary

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ WANDA G. HENTON
Wanda G. Henton

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ PETER O. KOHLER
Peter O. Kohler

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ JEROME J. MEYER
Jerome J. Meyer

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ RALPH R. PETERSON
Ralph R. Peterson

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ E. KAY STEPP
E. Kay Stepp

POWER OF ATTORNEY

(S-8 Registration Statement for the 2002 Stock Incentive Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Ronald E. Timpe, Eric E. Parsons, and Michael T. Winslow, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. issuable pursuant to the 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 5, 2002

/s/ MICHAEL G. THORNE
Michael G. Thorne